UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

GW PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35892	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sovereign House, Vision Park Chivers Way, Histon Cambridge, CB24 9BZ United Kingdom

(Address of principal executive offices, including zip code)

+44 1223 266 800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 12 Ordinary Shares, par value £0.001 per share	GWPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on February 3, 2021, GW Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales (“GW”), entered into a transaction agreement with Jazz Pharmaceuticals Public Limited Company, an Irish public limited company (“Jazz”), and Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated under the laws of England and Wales and a wholly owned subsidiary of Jazz (“Bidco”), pursuant to which, on the terms and subject to the conditions set forth therein, Bidco will acquire the entire issued share capital of GW pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (such acquisition, the “Transaction”).

The completion of the Transaction is conditioned upon the expiration or termination of the waiting period applicable to the consummation of the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Waiting Period”). The HSR Waiting Period expired on March 22, 2021 at 11:59 p.m. Eastern Time. GW and Jazz continue to expect to complete the Transaction in the second quarter of 2021, subject to the satisfaction or permitted waiver of the other conditions to closing.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding GW and Jazz including, but not limited to, statements related to the proposed acquisition of GW and the anticipated timing for the completion thereof; statements regarding the expectations and beliefs of the board of directors of GW, GW management, the board of directors of Jazz or Jazz management and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond GW’s or Jazz’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with GW’s and Jazz’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including: risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the acquisition; risks related to diverting the attention of GW and Jazz management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the acquisition, including resulting expense or delay; the risk that GW’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW’s or the combined company’s dependence on the successful commercialization of Epidiolex or Epidyolex (the trade name for Epidiolex in Europe) and the uncertain market potential of Epidiolex/Epidyolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW or Jazz may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW or the combined company may be unable to obtain regulatory approvals of any product candidates, including nabiximols and Epidiolex/Epidyolex for additional indications, in a timely manner or at all; disruption from the acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees, distributors, suppliers or other third parties; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz ordinary shares, GW American depositary shares or GW ordinary shares; the possibility that, if Jazz does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz ordinary shares could decline; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting GW and Jazz, including those described from time to time under the caption “Risk Factors” and elsewhere in GW’s and Jazz’s U.S. Securities and Exchange Commission (the “SEC”) filings and reports, including GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Jazz’s

Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s definitive proxy statement filed with the SEC on March 15, 2021 and future filings and reports by either company. In addition, while GW and Jazz expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which GW or Jazz are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers of this communication are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by GW or Jazz on their respective websites or otherwise. Except as otherwise required by law, neither GW nor Jazz undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

In connection with the acquisition, GW filed a definitive proxy statement with the SEC on March 15, 2021. Each of GW and Jazz may also file other relevant documents with the SEC regarding the acquisition. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH INCLUDES AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF GW IN ACCORDANCE WITH THE REQUIREMENTS OF THE UK COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION.

Investors and security holders may obtain free copies of the definitive proxy statement and other documents containing important information about GW, Jazz and the acquisition, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GW will be available free of charge on GW’s website at https://www.gwpharm.com. Copies of the documents filed with the SEC by Jazz will be available free of charge on Jazz’s website at https://www.jazzpharma.com.

Participants in the Solicitation

GW, Jazz, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from GW’s security holders in connection with the acquisition. Information about GW’s directors and executive officers is set forth in GW’s proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on April 7, 2020, and its Current Report on Form 8-K filed with the SEC on September 10, 2020 and subsequent statements of beneficial ownership on file with the SEC. Information about Jazz’s directors and executive officers is set forth in Jazz’s proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on June 12, 2020 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of GW’s security holders in connection with the acquisition, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement.

No Offer Or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Jazz securities delivered in the acquisition are anticipated to be delivered in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GW PHARMACEUTICALS PLC

By:	/s/ Douglas B. Snyder
	Name:	Douglas B. Snyder
	Title:	Chief Legal Officer

Date: March 23, 2021